DIREXION SHARES ETF TRUST
Direxion Dynamic Hedge ETF (DYHG)

Supplement dated March 12, 2021 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2021

Valuation Time Change
Effective March 26, 2021, all references to the Valuation Time in both the Prospectus and SAI for the Direxion Dynamic Hedge ETF are updated to be 4:00 p.m. Eastern Time.
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Please retain a copy of this Supplement with your Prospectus and SAI.